UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)               March 29, 2007

INSPIRE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

     Delaware                                    000-31135                            04-3209022
(State or Other Jurisdiction                   (Commission                                  (IRS Employer
           of Incorporation)                            File Number)                              Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina            27703-8466
(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05    Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the
                    Code of Ethics.

         On March 29, 2007, Inspire Pharmaceuticals, Inc. ("Inspire") adopted a new Code of Conduct and Business Ethics (the "Code of Ethics") governing the conduct of its directors, officers and employees, including each of its principal executive officer, principal financial officer and principal accounting officer.

        The new Code of Ethics, which will become effective on April 16, 2007, consolidates and restates the provisions of the Inspire Code of Business Ethics and the Inspire Code of Ethics and Conduct Relating to Financial Affairs (collectively, the "Prior Codes of Ethics"), which overlap one another in substantive scope. In order to consolidate the subject matter of the Prior Codes of Ethics, Inspire has replaced them with the new Code of Ethics, which retains all of the material elements embedded within the Prior Codes of Ethics and includes additional procedures to be followed for the approval of prospective related person transactions and additional methods for reporting possible violations of the Code of Ethics. These additional provisions are described in further detail below.

        The Code of Ethics sets forth specific mandatory procedures that must be followed for the approval of related person transactions. As required by the Prior Codes of Ethics with respect to any potential conflict of interest generally, the Code of Ethics mandates that any proposed related person transaction involving a director, executive officer or 5% or greater stockholder of Inspire, or an immediate family member thereof, be submitted for review to Inspire's Corporate Compliance Officer and an executive officer or director of Inspire. The Code of Ethics further requires that the Audit Committee of Inspire's Board of Directors approve a proposed related person transaction in advance.

        The Code of Ethics provides additional options to directors, officers and employees of Inspire to report possible violations of the Code of Ethics in one of a number of fashions. The Code of Ethics maintains the general procedure included in the Prior Codes of Ethics, whereby enforcement of compliance and reporting of violations are generally channeled through Inspire's Corporate Compliance Officer. The Code of Ethics allows personnel to make reports to the following persons: (i) the Chairman of the Audit Committee of the Board of Directors; (ii) any executive officer of Inspire; and (iii) an independent firm, Ethical Advocate. Reports made to Ethical Advocate may be made either anonymously or on a named basis, via either its website or by calling a toll free hotline.

        The Code of Ethics, which is attached to this Current Report on Form 8-K as Exhibit 14.1, will be posted on Inspire's website (www.inspirepharm.com) on or about April 16, 2007, the effective date of the Code of Ethics.

Item 9.01     Financial Statements and Exhibits.

(d)   Exhibits.

No.            Description

14.1           Code of Conduct and Business Ethics, adopted by Inspire Pharmaceuticals, Inc. on
                  March 29, 2007.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       Inspire Pharmaceuticals, Inc.

By: /s/   Joseph M. Spagnardi
      Joseph M. Spagnardi,
      Senior Vice President, General Counsel
      and Secretary

Dated: April 4, 2007

EXHIBIT INDEX

No.            Description

14.1           Code of Conduct and Business Ethics, adopted by Inspire Pharmaceuticals, Inc. on
                  March 29, 2007.